UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

Commission File Number: 001-36868

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	46-5289499
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2021, Medicine Man Technologies, Inc. (the “Company”) and the Company’s wholly-owned subsidiary Emerald Fields Merger Sub, LLC (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MCG, LLC (“Target”), the Target’s owners and Donald Douglas Burkhalter and James Gulbrandsen in their capacity as the Member Representatives under the Merger Agreement, pursuant to which Merger Sub will merge with and into Target, with Merger Sub continuing as the surviving entity, subject to the terms and conditions set forth in the Merger Agreement (the “Merger”). Target operates two retail marijuana dispensaries located in Manitou Springs, Colorado and Glendale, Colorado.

The aggregate purchase price for Target will be approximately $29 million, payable 60% in cash and 40% in shares of the Company’s common stock, subject to customary adjustments for working capital, Target debt and transaction expenses at and after closing (collectively, the “Merger Consideration”). The number of shares of the Company’s common stock issuable at the closing of the Merger will be determined by dividing the applicable portion of the Merger Consideration by a per share price equal to the average of the volume-weighted average closing prices of the Company’s common stock on the OTCQX (or any successor market or exchange) for the 30 trading days immediately before the closing date, provided that the per share price will not be less than $1.5825 nor greater than $2.6375.

At the closing of the Merger, the Company will escrow portions of the Merger Consideration with an escrow agent under an Escrow Agreement to be entered into at the closing of the Merger. The Company will escrow 8% of the Merger Consideration, comprised of 60% cash and 40% Company common stock, as collateral for potential indemnification claims by the Company against Target owners under the Merger Agreement (the “Indemnification Escrow”). Any portion of the Indemnification Escrow not used to satisfy indemnification claims will be released to Target’s owners, 50% on the first anniversary of the closing of the Merger and any remaining amount on the 18-month anniversary of the closing of the Merger. In addition, the Company will escrow $4.5 million of the Merger Consideration, comprised of $2.7 million of cash and the remaining amount in shares of the Company’s common stock, calculated as described above (the “Special Election Escrow”), in anticipation of the results of the Manitou Springs special mail ballot election to be held on January 18, 2022, pursuant to which voters in Manitou Springs will vote on whether to approve an amendment to the Manitou Springs Municipal Code, to, among other things, increase from two to three the number of medical marijuana centers and retail marijuana stores permitted to be licensed within the Manitou Springs city limits (the “Manitou Code Amendment”). The Special Election Escrow will be released to the Company if the Manitou Code Amendment is approved and a new medical marijuana center and retail marijuana store located in Manitou opens to the public before the earlier of (i) January 18, 2024, and (ii) two years from the closing of the Merger. If the foregoing does not occur, the Special Election Escrow will be released to Target’s owners.

In addition, at the closing of the Merger, (i) the Company will reimburse Target for up to $700,000 of the costs incurred by Target in connection with the Merger, (ii) the Company will enter into a Real Estate Purchase Agreement with Manitou Springs Real Estate Development, LLC, an entity affiliated with Target, pursuant to which the Company will acquire the real property associated with Target’s medical marijuana dispensary located in Manitou Springs, Colorado (iii) the Company will enter into a Brand Partnership Agreement with Mission Holdings US, Inc. (“Mission Holdings”), an entity affiliated with Target, pursuant to which the Company will, among other things, offer for sale certain of Mission Holdings’ brands in the Company’s stores, purchase a convertible promissory note issued by Mission Holdings, and have the right to earn equity in Mission Holdings, (iv) the Company will acquire 1508 Management, LLC, an entity affiliated with Target, pursuant to which the Company will acquire Target’s non-cannabis merchandise business, and (v) each of Target’s owners will enter into a mutually agreeable lock-up agreement providing to-be-determined limitations on the resale of the shares of Company common stock received as part of the Merger Consideration.

The Merger Agreement contains customary representations and warranties, covenants and indemnification provisions for a transaction of this nature, including, without limitation, covenants regarding the operation of Target’s business before the closing of the Merger, and confidentiality, non-solicitation and non-competition undertakings by Target’s owners, among others. The Merger Agreement also contains certain termination rights for each of the Company and Target, subject to the conditions set forth in the Merger Agreement, including, without limitation, if the closing of the Merger Agreement has not occurred on or before May 1, 2022. In addition, the Company will be obligated to pay Target a $500,000 break-up fee if Target terminates the Merger Agreement due to the Company’s inability to secure sufficient financing to consummate the Merger.

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The closing of the Merger is subject to other closing conditions customary for a transaction of this nature, including, without limitation, repayment of Target debt and obtaining licensing approval from the Colorado Marijuana Enforcement Division and local regulatory authorities. The Company expects to fund the cash portion of the Merger Consideration from cash on hand.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Forward-Looking Statements and Limitation of Representations

This Current Report on Form 8-K contains “forward-looking statements.” All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding the closing of the Merger, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “potential,” or the negative of these terms or other words of similar meaning in connection with a discussion of the Merger, although the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are based upon the Company’s current intentions, plans, assumptions, expectations and beliefs concerning future developments and their potential effect on the Company and the Merger. This information may involve known and unknown risks, uncertainties and other factors outside of the Company’s control which may cause actual events, results, performance or achievements to be materially different from the future events, results, performance or achievements expressed or implied by any forward-looking statements. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements in this Current Report on Form 8-K are reasonable, the Company cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved.

Factors and risks that may cause or contribute to actual events, results, performance or achievements differing from these forward-looking statements include, but are not limited to: (i) the Company’s ability to consummate the Merger or the risk of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the risk that cost savings and any revenue synergies from the Merger may not be fully realized or may take longer than anticipated to be realized; (iii) the risk that the integration of Target’s operations will be materially delayed or will be more costly or difficult than expected or that the Company is otherwise unable to successfully integrate Target’s businesses into the Company’s business; (iv) the failure to obtain the necessary approvals and consents by Target’s owner, third parties, or any other consents required pursuant to the Merger Agreement; (v) the ability to obtain required governmental approvals of the Merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Merger); (vi) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger; (vii) the dilution caused by the Company’s issuance of additional shares of Common Stock in the Merger; and (viii) the Company’s ability to fund the Merger Consideration. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

The Merger Agreement, the summary of the Merger Agreement and the Merger and the other disclosures included in this Current Report on Form 8-K are intended to provide stockholders and investors with information regarding the terms of the Merger Agreement and the Merger, and not to provide stockholders and investors with any other factual information regarding the Company or its subsidiaries or their respective business. You should not rely on the representations and warranties in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Other than as disclosed in this Current Report on Form 8-K, as of the date of this Current Report on Form 8-K, the Company is not aware of any material facts that are required to be disclosed under the federal securities laws that would contradict the Company’s representations and warranties in the Merger Agreement. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws and that might otherwise contradict the Company’s representations and warranties contained in the Merger Agreement and will update such disclosure as required by federal securities laws. Accordingly, the Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the Securities and Exchange Commission.

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Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

The issuance of the shares of common stock at the closing of the Merger will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. The Company will issue the shares in a privately negotiated transaction and the Target and the Target’s owners acquire the securities for their own accounts for investment purposes. A legend will be placed on the certificates representing shares of common stock referencing the restricted nature of the shares.

Item 7.01. Regulation FD Disclosure.

On November 16, 2021, the Company issued a press release relating to the signing of the Merger Agreement and the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibit 99.1 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01. Other Events.

On November 13, 2021, the Company entered into an asset purchase agreement (the “APA”) with Double Brow, LLC, a wholly-owned subsidiary of the Company (the “Purchaser”), Smoking Gun, LLC (“Smoking Gun”), Smoking Gun Land Company, LLC (“SG Land”), and Deborah Dunafon, Ralph Riggs, George Miller, Lindsey Mintz, Terry Grossman and Annette Gilman (collectively, the “Members”), pursuant to which the Purchaser will purchase (i) all of Smoking Gun’s assets that are used or held for use in Smoking Gun’s business of distributing and marketing recreational cannabis products through Smoking Gun’s retail marijuana store located in Glendale, Colorado, and (ii) all of SG Land’s tangible and intangible assets related to certain leased property which includes, but is not limited to, fixtures, furniture and equipment related to the leased property on the terms and subject to the conditions set forth in the APA (the “Asset Purchase”), and assume obligations under contracts acquired as part of the Asset Purchase.

The aggregate consideration for the assets will be up to $4 million in cash, 100,000 shares of the Company’s common stock and, if earned, future earn out payments. The Company has deposited $50,000 of the cash portion of the purchase price as an earnest money deposit with an escrow agent. At the closing, the escrow agent will release the earnest money deposit to Smoking Gun and the Purchaser will issue the stock consideration and pay the remaining cash portion of the purchase price to Smoking Gun, as adjusted for inventory and less the amount of indebtedness to be paid off at closing and certain transaction expenses. In addition, the Company will hold back $100,000 of the cash consideration and deposit it with an escrow agent as collateral for potential claims for indemnification from Smoking Gun under the APA. Any portion of the held back cash consideration not used to satisfy indemnification claims will be released to Smoking Gun on the first anniversary of the closing date of the Asset Purchase. The Company will enter into mutually agreeable lock-up agreements with the recipients of the stock consideration providing to-be-determined limitations on the resale of the shares of Company common stock received as part of the consideration.

The APA contains customary representations and warranties, covenants and indemnification provisions for a transaction of this nature, including, without limitation, covenants regarding the operation of the business of Smoking Gun prior to the closing of the Asset Purchase, and confidentiality, non-compete and non-solicitation undertakings by Smoking Gun and the Members. The APA also contains certain termination rights for each of the Purchaser (on its own behalf and on behalf of the Company) and Smoking Gun, subject to the conditions set forth in the APA, including, without limitation, if the Closing has not occurred on or before March 15, 2022. The earnest money deposit will be released to Smoking Gun if the Purchaser (on its own behalf or on behalf of the Company) terminates the APA under certain circumstances.

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The closing of the Asset Purchase is subject to other closing conditions customary for a transaction of this nature, including, without limitation, obtaining licensing approval from the Colorado Marijuana Enforcement Division and local regulatory authorities.

The issuances of the shares of common stock will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) of the Securities Act. The Company will issue the shares in a privately negotiated transaction and Smoking Gun and the Members will acquire the securities for their own accounts for investment purposes. A legend will be placed on the certificates representing shares of common stock referencing the restricted nature of the shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 15, 2021, by and among Medicine Man Technologies, Inc., Emerald Fields Merger Sub, LLC, MCG, LLC, the Members of MCG, LLC, and Donald Douglas Burkhalter and James Gulbrandsen as Member Representatives.
99.1	Press Release, dated November 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: November 18, 2021		Daniel R. Pabon General Counsel

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